August 10, 2016

DREYFUS BNY MELLON FUNDS, INC.

- Dreyfus Global Emerging Markets Fund

THE DREYFUS/LAUREL FUNDS, INC.

- Dreyfus Tax Managed Growth Fund

-General AMT-Free Municipal Money Market Fund

-General Treasury and Agency Money Market Fund

SUPPLEMENT TO

CURRENT SUMMARY

PROSPECTUS

            This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

DRY-NOSTK-0816